Performance Commentary | 2nd Quarter 2021

Chang Suh, CFA, CEO and CIO

Michael Cook, CFA, FRM, Chief Portfolio Manager

July 22, 2021

Summary

•	Investment grade fixed income returns benefitted from lower interest rates in the 2nd quarter. The AFL-CIO Housing Investment Trust (HIT) delivered a strong, positive total return for the quarter of 1.62% gross of fees and 1.54% net of fees.[1]
•	HIT performance lagged its primary benchmark, the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate or Benchmark) by 21 basis points (bps) on a gross basis. The Benchmark returned 1.83%, with corporate bonds posting the best total and excess returns in the Benchmark. The HIT does not invest in corporate bonds but overweights to high credit quality multifamily securities. Investments such as corporate bonds, with lower credit quality and longer duration, outperformed as equity and risk markets continued to reach historic high valuations and investors sought higher returns.
•	The HIT outperformed the AAA component of the Barclays Aggregate (AAA Index) by 45 bps on a gross basis and 37 bps on a net basis. Over 91% of HIT’s investments have a credit quality of AAA (or similar), compared to 71% of the Benchmark.
•	For the first half of 2021, the HIT significantly outperformed the Benchmark by 101 and 86 bps on a gross and net basis, respectively. The HIT reported a gross return of -0.59% and a net return of -0.74% compared to the Benchmark’s -1.60%.
•	Agency multifamily mortgage backed securities (MBS) outperformed Treasuries. This sector benefited from increased market demand for call protected assets, as the market reallocation away from non-call protected assets like single family residential securities due to the possible Federal Reserve taper of MBS purchases and faster prepayment speeds due to refinancing into lower mortgage rates.
•	The yield curve bull flattened with long-term interest rates decreasing as the Federal Reserve’s tone became more hawkish, while short-term rates increased marginally after the Federal Reserve forecasted a faster pace for raising interest rates based on increased economic growth in the near term. Investors translated tighter monetary policy into expectations of slower long-term growth and reduced inflation premiums from their elevated levels, ultimately weighing on rates.
•	The HIT had a strong quarter of impact investing, committing a combined $205 million to five new construction projects. As of June 30, the HIT had 40 projects under construction. These construction investments drive fundamental value to the portfolio by enhancing its yield.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

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2021 Q2 Portfolio Commentary

•	The HIT portfolio has superior credit quality and a yield advantage relative to the Barclays Aggregate. At quarter end, the HIT provided a yield advantage of 34 bps relative to the Barclays Aggregate and 46 bps to the AAA Index.
•	The US economy is on pace for one of its highest GDP growth periods in decades coming out of the pandemic. Global growth is expected to be high but could be challenged if COVID variants multiply and/or if elevated inflation is sustained. Interest rates are expected to be volatile, with risk markets priced at record valuations.

2nd Quarter Performance

The HIT portfolio delivered a strong total return for the second quarter of 1.62% as returns for investment grade fixed income securities benefitted from lower interest rates. However, the HIT portfolio’s exclusion of corporate bonds and overweight to high credit quality multifamily securities resulted in overall returns lagging relative to the Barclays Aggregate by 21 bps gross of fees. Corporate bonds posted the best total and excess returns of all sectors in the Benchmark. The HIT does not invest in corporate bonds as a strategy while they make up approximately 27% of the Barclays Aggregate. HIT gross returns exceeded the AAA Index by 45 bps and the 5-7 Year Treasury Component of the Barclays Aggreage by 20 bps for the quarter.

The AAA Index represents the AAA Component of the Bloomberg Barclays US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

During periods when corporate bonds and lower grade credit investments materially outperform, HIT relative returns can experience some volatility. As interest rates reversed course from the rise in the beginning of the year, equity and credit markets continued to reach all-time high valuations with investors seeking higher returns. Against this backdrop, corporate bonds and lower credit quality investments excelled given their long duration. Credit markets closed the quarter at record tight spread valuations.

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2021 Q2 Portfolio Commentary

HIT’s competitive risk-adjusted returns were anchored by the portfolio’s strong credit quality and specialization in agency multifamily MBS. Multifamily spreads tightened relative to Treasuries; outperforming given increased demand for yield with call protection. The HIT finished the quarter with nearly 80% of its portfolio allocated to multifamily securities. Residential MBS was the worst performing major sector in the Barclays Aggregate; HIT is underweight agency single family fixed rate MBS. The HIT actively managed its interest rate risk to be short the Benchmark marginally detracting from performance given the shift in interest rates over the quarter.

Positive contributions to HIT’s 2nd quarter relative performance vs. Barclays Aggregate included:

•	The HIT portfolio’s ongoing yield advantage over the Barclays Aggregate.
•	Performance by FHA construction related MBS and agency-insured multifamily permanent securities in the HIT’s portfolio as spreads tightened to Treasuries in the 2nd quarter. Spreads for Ginnie Mae construction/permanent loan certificates (CLC) tightened by 9 bps. Fannie Mae Delegated Underwriting and Servicing (DUS) security spreads tightened on longer maturity fixed-rate structures, with the benchmark 10/9.5s tightening by approximately 13 bps. The HIT had 7.5% of its portfolio in fixed-rate single-asset CLCs and 24.6% in fixed-rate single-asset DUS securities of various structures on average during the quarter, while there were no such securities in the Barclays Aggregate.
•	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the worst performing major asset class in the Benchmark on an excess return basis with a -61-bps excess return for the quarter. During the quarter, the portfolio had an average allocation to the sector of 11.3% compared to 27.4% for the Barclays Aggregate.
•	The portfolio’s overweight to spread assets as spreads tightened across all maturities during the second quarter of 2021. Two-, 5-, 7-, and 10-year spreads tightened by approximately 5, 4, 5 and 7 bps, respectively.

Negative impacts to HIT’s 2nd quarter relative performance included:

•	Performance by corporate bonds, the best performing major asset class in the Barclays Aggregate on an excess and total return basis for the second quarter of 2021. Corporates produced an excess return of 112 bps and a total return of 3.55% for the quarter. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 26.5% during the quarter.
•	The portfolio’s short relative duration versus the Benchmark as rates rallied across most of the curve. See “The Yield Curve – Treasuries” below.
•	Performance by Ginnie Mae REMIC structures, which widened 9.5 bps in nominal spread during the quarter. The HIT had a 14.2% average allocation to Ginnie Mae REMICs during the period, while the Benchmark has none.
•	The portfolio’s underweight to the highest credit quality sector (i.e. BBB-rated) of the investment grade universe, whose “excess returns” were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Those returns were -21, 70, 88, and 127 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 91.5% percent of the HIT portfolio is AAA-rated or carried a government or GSE guarantee during the second quarter of 2021.

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2021 Q2 Portfolio Commentary

Fundamentals June 30, 2021	HIT	Barclays	AAA Index		HIT	Barclays	AAA Index
CREDIT PROFILE				YIELD
U.S. Government/Agency/AAA/Cash	91.4%	70.7%	100.0%	Current Yield	2.56%	2.41%	2.05%
				Yield to Worst	1.73%	1.40%	1.27%
INTEREST RATE RISK				CALL RISK
Effective Duration	5.88	6.34	5.75	Call Protected	81%	73%	61%

Market Overview

Risk markets again set new all-time high valuations driven by the widespread distribution of the COVID vaccine and the continued reopening of the country throughout the second quarter. Optimistic growth expectations combined with supply chain challenges manifested into elevated inflation pressures early in the quarter. The Federal Reserve’s growth forecast increased to 7.0% GDP in 2021 vs. 6.5% as of March. Their inflation forecast moved to 3.0% for 2021, up from 2.2% as of March, though they still view this increase as largely transitory. While the Federal Reserve kept monetary policy accommodative, at their latest meeting they discussed the possibility of future tapering of asset purchases and potentially raising interest rates at a faster pace if elevated economic growth is sustained. This hawkish shift in tone, combined with a series of disappointing economic datapoints, resulted in a bull flattening of the rates curve. Investors translated tighter monetary policy into expectations of slower growth and reduced inflation premiums, ultimately weighing on rates.

Total returns across fixed income ended positive but relative sector performance differed materially, as lower credit quality investments outperformed some safe haven assets. Treasuries and corporate bonds rebounded from a poor first quarter and had two of the strongest total returns of all sectors in investment grade fixed income in the second quarter, returning 1.75% and 3.55% respectively. The durations of these sectors continue to increase with high demand and issuance of long-term financing in both the government and corporations. Agency residential mortgage-backed securities, however, underperformed as lower mortgage rates drove prepayments higher and the risk of the Federal Reserve reducing asset purchases in the sector caused demand to wane.

The Yield Curve - Treasuries

The yield curve bull flattened throughout the second quarter with long-term interest rates decreasing by approximately 30 bps while short-term rates increased marginally.  A series of disappointing economic datapoints during the quarter combined with the Fed signaling for tighter future monetary policy at their June meeting put pressure on inflation premiums causing long-term interest rates to fall. The Fed also increased their forecast to two hikes to the fed funds target rate through 2023, from zero projected hikes previously.

Source: Bloomberg

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2021 Q2 Portfolio Commentary

•

The 10- and 30-year US Treasury bonds closed the 2nd quarter at 1.47% and 2.09%, respectively.  During the quarter, the 2-year rate increased by 9 basis points while the 5-, 10- and 30-year rates decreased by 5, 27, and 32 basis points, respectively.

•

The Federal Reserve’s balance sheet continues to reach new levels and now stands at $8.1 trillion or 37% of US GDP. The Fed is still making monthly purchases of $80 billion in Treasury asset and $40 billion in MBS (net) to support economic growth via lower interest rates; however, they discussed an eventual taper to their pace of asset purchases at their most recent meeting.

Source: Bloomberg

Investment Grade Spreads: Multifamily

Agency multifamily performance was strong in the second quarter. The sector benefitted from increased market demand for call protected assets as well as a market reallocation away from single family residential securities given the possible upcoming Federal Reserve taper of MBS purchases.  GSE-related and FHA/Ginnie Mae multifamily securities outperformed Treasuries on a relative and total return basis, however they lagged corporates.

•	Spreads on GSE-related multifamily securities tightened to Treasuries as investor demand for yield spread, guaranteed term maturities, and call protection remained steadfast.
•

FHA-insured multifamily construction-related and permanent MBS also experienced tightening in nominal spread performance during the quarter. At a time when most other spread markets have reached historic valuations, the relative value of this sector remains.  Specifically, construction-related securities continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

Source: HIT, Securities Dealers and BarclaysLive

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2021 Q2 Portfolio Commentary

•	The HIT committed to five new construction/substantial rehabilitation projects totaling $205 million in debt investments across various structures, adding value to the portfolio through attractive yield spreads relative to Treasuries while also generating jobs and housing.
•	Fundamental performance of the HIT portfolio remains solid with less than 1% of our assets 60+ days delinquent and only one loan remaining in forbearance. The Federal Housing Finance Agency extended forbearance relief until September 30, 2021 to renters and landlords with GSE-backed loans experiencing COVID-19 hardship. Agency-insured bondholders will not miss any scheduled principal or interest payments unlike the private loan market that has experienced stress. Approximately 88% of HIT’s portfolio is backed by federally insured loans or have other federal guarantees.
•	Forbearance remained low and continued to improve in both an absolute and historical context with 0.7% of Fannie Mae DUS, 2.0% of Freddie Mac securities, and 0.8% of Ginnie Mae project loans 60+ day delinquent. Student and senior housing, along with small balance loans, remain the multifamily property types with the most signs of stress. The HIT does not have significant exposure to those multifamily property types.

Market Outlook

The US economy is on pace to have one of its highest GDP growth periods in decades coming out of the pandemic. Fiscal stimulus continues to make its way through the economy. The Fed remains highly accommodative as they perceive the economy to be lagging their goals of substantial progress. The reopening of the economy should lead to stronger job growth and a lower unemployment rate. In addition, people are expected to return to the labor market as jobs become more prevalent. Inflation measures have increased recently with consumer and wholesale prices rising to levels well above 2%. Supply chain issues, along with a dramatic reversal in pandemic-affected sectors, have pressured prices higher. The Fed, however, still views this increase as largely transitory. Given the temporary diagnosis on inflation, the Fed has committed to maintain the current interest rate range for fed funds of 0-0.25% until late 2022. However, as policy remarks have skewed hawkish, the tapering of asset purchases is expected much sooner.

Despite the optimism, uncertainty in the outlook cannot be ignored as the permanent effects from the pandemic are still unknown. Any restrictions introduced to stop the spread of variants of the virus could weigh on the pace of economic expansion. Inflation expectations could remain elevated, exceeding the Federal Reserve’s goals and leading to a shift in monetary policy. The path of interest rates could be volatile given the possibility of Federal Open Market Committee tapering and already historic valuations across equity and credit markets.

The HIT should be well-positioned to weather any potential financial market and economic shock with a fundamentally sound portfolio of high credit quality and liquid assets, providing capital preservation, attractive risk-adjusted income, and diversification from record high valuations in corporate credit. Our yield advantage should benefit returns in the future while we manage the portfolio with less interest rate risk than the benchmark. Affordable and workforce housing development will remain an essential stimulus to the economy as the lingering housing crisis and permanent damage to the economy weigh on low income households. We remain focused on identifying and building a strong pipeline of opportunities in credit-enhanced construction-related multifamily investments. The expertise in sourcing and structuring these investments, which can generate attractive yield spreads over

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2021 Q2 Portfolio Commentary

historically low Treasury rates and offer multiple structures for both construction and permanent financing, are part of what set the HIT apart from traditional fixed income managers.

Market Data

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.75%	0	7.01
Agencies	0.86%	13	4.06
Single family Agency MBS (RMBS)	0.33%	-61	4.16
Corporates	3.55%	112	8.72
Commercial MBS (CMBS)	1.87%	82	5.19
Asset-backed securities (ABS)	0.34%	24	2.04
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/21	6/30/21	Change
3 Month	0.015%	0.041%	0.026%
6 Month	0.030%	0.046%	0.016%
1 Year	0.056%	0.066%	0.010%
2 Year	0.160%	0.249%	0.089%
3 Year	0.346%	0.460%	0.114%
5 Year	0.939%	0.889%	-0.050%
7 Year	1.419%	1.236%	-0.183%
10 Year	1.740%	1.468%	-0.272%
20 Year	2.311%	2.018%	-0.293%
30 Year	2.411%	2.068%	-0.343%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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2021 Q2 Portfolio Commentary

Portfolio Data as of June 30, 2021

Net Assets	$6,970.94 million
Portfolio Effective Duration	5.88 years	Convexity	0.23
Portfolio Average Coupon	2.68%	Maturity	10.14 years
Portfolio Yield to Worst[1]	1.73%	Portfolio Current Yield[1]	2.56%
Number of Holdings	930	Average Price[2]	105.13

Sector Allocations:3

Multifamily MBS	76.39%	CMBS – Agency Multifamily*	69.38%
Agency Single-Family MBS	11.73%	Agency Single-Family MBS	11.73%
US Treasury	5.92%	U.S. Treasury Notes/Bonds	5.92%
AAA Private-Label CMBS	1.30%	State Housing Permanent Bonds	5.00%
Multifamily Direct Const. Loans	3.45%	State Housing Construction Bonds	3.30%
Cash & Short-Term Securities	1.21%	Direct Construction Loans	3.45%
		Cash & Short-Term Securities	1.21%
		*Includes multifamily MBS (58.79%), MF Construction MBS (9.29%), and AAA Private-Label CMBS (1.30%).
Quality Distribution:[3]		Geographical Distribution of Long-Term Portfolio:[4]
U.S. Government or Agency	86.75%
AAA	3.46%	East	17.54%
AA	5.13%	Midwest	23.22%
A	0.00%	South	12.86%
Not Rated	3.45%	West	8.43%
Cash	1.21%	National Mortgage Pools	37.94%

Portfolio Duration Distribution, by Percentage in Each Category:[3]				Maturity Distribution based on average life:
Cash	1.21%	5-5.99 years	12.58%	0 – 1 year	2.97%
0-0.99 years	11.60%	6-6.99 years	4.31%	1 – 2.99 years	12.22%
1-1.99 years	8.39%	7-7.99 years	5.62%	3 – 4.99 years	22.30%
2-2.99 years	7.85%	8-8.99 years	5.44%	5 – 6.99 years	29.49%
3-3.99 years	7.52%	9-9.99 years	6.78%	7 – 9.99 years	20.50%
4-4.99 years	19.13%	Over 10 years	9.58%	10 – 19.99 years	7.99%
				Greater than 20 years	4.51%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

4 Excludes cash and short-term equivalents, US Treasury and agency securities.

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